UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 6, 2025
Date of Report (date of earliest event reported)

Lithia Motors, Inc.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Sixth Amendment to Fourth Amended and Restated Loan Agreement

On August 6, 2025, Lithia Motors, Inc. (the “Company”) entered into a Sixth Amendment (the “Sixth Amendment”) to its Fourth Amended and Restated Loan Agreement, dated as of April 29, 2021 (including all amendments, the “Loan Agreement”) with U.S. Bank National Association as administrative agent and agent for the lenders, and each of the lenders party to the Loan Agreement, as lenders.

Among other changes, the Sixth Amendment:

•Increases the total financing commitment from $6.0 billion to $6.5 billion, which may be further expanded to up to a total of $7.0 billion, subject to Lender approval and the satisfaction of other conditions, with initial allocations as follows:

◦New Vehicle Floorplan - $3,000,000,000
◦Used Vehicle Floorplan - $900,000,000
◦Revolver - $2,500,000,000
◦Service Loaner Floorplan Facility - $100,000,000

•Modifies the Company’s option to reallocate the commitments under the Credit Facility to allow the aggregate revolving loan commitment to be up to 50% of the amount of the aggregate commitment, and increases the limit on eligible real estate that can be used in the revolving loan base.
•Removes Financing Operations interest expense from the fixed charge coverage ratio.

A copy of the Sixth Amendment is set forth as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Sixth Amendment in this Report is only a summary and is qualified in its entirety by reference to the actual terms of the Sixth Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Sixth Amendment to Fourth Amended and Restated Loan Agreement, dated August 6, 2025, among Lithia Motors, Inc., the subsidiaries of Lithia Motors, Inc. listed on the signature pages of the agreement or that thereafter become borrowers thereunder, the lenders party thereto from time to time, and U.S. Bank National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2025	LITHIA MOTORS, INC.
Registrant

	By:	/s/ Tina Miller
Tina Miller
Chief Financial Officer, Senior Vice President, and Principal Accounting Officer